SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 13, 2006

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

NEW SALLY HOLDINGS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(f) On November 13, 2006, the Compensation and Leadership Development Committee of the Board of Directors of Alberto-Culver Company, the former parent of Sally Beauty Holdings, Inc. (the “Company”), approved a bonus for fiscal year 2006 of $493,000 for Gary Winterhalter, who at that time, was the President of Sally Beauty Company and after the completion of the separation of the Company from Alberto-Culver Company on November 16, 2006, is a director of the Company and its President and Chief Executive Officer.

A summary of Mr. Winterhalter’s compensation for the three fiscal years ended September 30, 2006 is set forth in the following table.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Awards (1)	Securities Underlying Options (2) (#)	LTIP Payouts (3) ($)	All other Compensation
Gary G. Winterhalter President and Chief Executive Officer	2006 2005 2004	650,000 556,250 496,250	493,000 100,000 525,000	2,673 2,102 803	0 0 0	50,000 38,600 42,000	0 0 280,000	36,325 135,433 112,496	(4)

(1)	On September 30, 2006, Mr. Winterhalter held 1,500 shares of restricted stock with a market value of $75,885. Dividends are paid on shares of restricted stock.
(2)	The number of securities underlying the options granted has been adjusted to reflect a 50% stock dividend paid on February 20, 2004.
(3)	Represents long-term incentive plan payments under the Alberto-Culver SVIP.
(4)	The amount includes $4,712 of imputed income from life insurance; $5,438 of matching contributions to the Alberto-Culver 401(k) Savings Plan. The amount does not include fiscal year 2006 Alberto-Culver contributions to the Alberto-Culver Profit Sharing Plan and the Alberto-Culver Executive Deferred Compensation Plan.

Item 8.01 Other Events

On November 16, 2006, the Company issued a news release announcing its successful separation from Alberto-Culver Company and the commencement of regular way trading of its common stock on the New York Stock Exchange.

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A copy of the above-referenced news release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
Exhibit 99.1	News Release, dated November 16, 2006, issued by Sally Beauty Holdings, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2006

SALLY BEAUTY HOLDINGS, INC.

By:	/s/ Gary Robinson
Name:	Gary T. Robinson
Title:	Senior Vice President, Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number
Exhibit 99.1	News Release, dated November 16, 2006, issued by Sally Beauty Holdings, Inc.

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